UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Diversified Small-Cap Growth Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks soared and outperformed other investment styles in the first half of 2013. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. The Federal Reserve maintained its commitment to keep short-term interest rates low while the economy recovers and kept long-term rates low by purchasing $85 billion in fixed income securities every month. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Fed signaled that it would begin tapering its asset purchases in the second half of 2013—if the economy improves in line with Fed expectations.

Your fund produced a strong 16.23% return in the first half of 2013. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index. However, the fund trailed the MSCI benchmark because our holdings in the consumer discretionary, health care, and information technology sectors lagged their benchmark peers. On the plus side, stock selection among materials, consumer staples, and financials was favorable, although these are relatively small sectors in our investment universe. As usual, the fund’s sector allocations—which closely resemble those of the MSCI benchmark—had little aggregate impact on the fund’s relative results.

We are pleased to report that the fund’s long-term record versus its peers remains favorable. Lipper ranked the Diversified Small-Cap Growth Fund in the top 11% of the small-cap growth funds universe for the three-year period ended June 30, 2013, and in the top 19% for the five-year period. Based on cumulative total return, Lipper ranked the fund 152 of 502, 46 of 445, 73 of 395, and 67 of 261 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy is growing at a moderate pace, and the housing market has shown sustained recovery. Recent job creation has accelerated, and the national unemployment rate in June was 7.6%. This is still above the Federal Reserve’s 6.5% target, the level at which the Fed would consider raising short-term interest rates.

Following the recent improvement in the labor market outlook, Fed Chairman Ben Bernanke’s comments about possibly tapering the Fed’s asset purchases—assuming the economy stays on track—rattled the markets in June. This resulted in a material increase in longer-term interest rates. It seems that most investors now expect the Fed to slow down its asset purchases later this year but keep short-term interest rates low for some time. Similarly, the European Central Bank has recently suggested that it will keep rates low for an indefinite period, which should provide support for a eurozone recovery. One consequence of the sharp rise in rates since early May (e.g., the 10-year Treasury note yield increased about 100 basis points, or one percentage point) is that many bond fund investors have negative year-to-date returns. It is likely that some of the resulting outflows from bond mutual funds have found their way into equities. Another consequence of rising rates is that many bond substitutes in the equity markets, such as high-dividend-paying stocks and real estate investment trusts, have recently underperformed.

Small-cap stocks outperformed their larger counterparts in the last six months. The Russell 2000 Index returned 15.86% versus 13.82% for the S&P 500 Index. As measured by various Russell style indexes, growth stocks outperformed value among small-cap shares, while the opposite was true among mid- and large-caps.

Many sectors of the small-cap growth universe, as measured by the MSCI US Small Cap Growth Index, produced brisk gains. Consumer discretionary and consumer staples stocks led the advance, but health care also did very well. Financials, information technology, and industrials and business services companies performed mostly in line with the index. Energy and telecommunication services lagged somewhat with lesser gains, but materials stocks fell with commodity prices.

PORTFOLIO CHARACTERISTICS

While the fund produced strong year-to-date returns, we would like to remind our investors that the fund’s time horizon for investing is much longer than our reporting period, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

  We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow and tend to avoid those with high earnings and cash flow variability relative to industry peers.

  We seek companies with good earnings quality and sustainable growth characteristics.

  We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

  While stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we are also taking macroeconomic conditions into account.

  The fund’s sector allocations are usually in line with those of the MSCI US Small Cap Growth Index, as shown in the Sector Diversification table on page 7, but the portfolio may occasionally have small overweights or underweights.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio currently holds about 300 names, and very few of our largest positions represent 0.9% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks. Our goal is to provide steady outperformance over time with lower risk than that of the small-cap market. We believe preventing losses in down markets can help relative performance over time.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios.

Our portfolio turnover rate over the last 12 months was 11.9%, which is substantially less than the 2012 average of about 88% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for their averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of July 12, 2013.) This implies that our holding period for a typical stock is about eight years, whereas our average competitor holds a given stock for slightly more than one year.

PORTFOLIO REVIEW

The economic recovery is providing a tailwind for many companies in the consumer discretionary sector, where our holdings in aggregate contributed the most to the fund’s absolute performance in the first half of 2013. Our specialty retailers did best, with gains concentrated in Sally Beauty Supply, Monro Muffler Brake, and TSC (Tractor Supply Company). Casual dining companies Red Robin Gourmet Burgers and Panera Bread also performed well. Other significant contributors to our results include the famed entertainment venue Madison Square Garden, robot maker iRobot, and Shutterfly, which helps consumers organize, share, and store their digital pictures. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Industrials and business services stocks also contributed significantly to fund performance. Many companies in this sector are cyclical and typically perform well when the economy is growing. Our machinery stocks paced the sector’s advance, especially cooking and food-processing equipment maker Middleby, Wabtec, and Lincoln Electric Holdings. Our aerospace and defense holdings rose broadly. Shares of professional consulting firms Advisory Board, which has expertise in the health care and education fields, and Huron Consulting Group, which provides guidance on health care, financial, education, and legal matters, produced solid gains, as businesses increasingly sought their assistance with understanding and adjusting to new regulations in various industries. Among commercial services and supply companies, Waste Connections performed well amid solid revenue growth, but shares of environmental and industrial cleanup specialist Clean Harbors were weighed down by a significant increase in debt, stemming in part from the company’s late-2012 acquisition of Safety-Kleen.

Health care stocks were strong performers in the first half of 2013. Biotechnology shares paced the sector’s advance. Regeneron Pharmaceuticals was one of the fund’s top contributors to performance thanks to brisk sales of Eylea, the company’s macular degeneration treatment. Alkermes, Pharmacyclics, and Incyte were other significant contributors, but Infinity Pharmaceuticals, which we added in the last six months, was a major disappointment. Its shares tumbled amid safety concerns about the company’s experimental leukemia drug.

Many of our traditional pharmaceutical companies advanced during our reporting period. Health care providers and services companies lagged somewhat, with Air Methods—an air medical transportation service—sagging due to weaker-than-expected first-quarter earnings and revenues. Our holdings in the health care equipment and supply industry were mostly sluggish, but medical device maker Cooper Companies, which makes silicone hydrogel contact lenses, advanced steadily amid favorable sales and earnings growth.

Information technology stocks, our largest sector allocation, made a solid contribution to the fund’s absolute performance, but our holdings generally lagged their peers in the benchmark. Most of our traditional software companies produced positive returns, especially Ultimate Software Group and Tyler Technologies, which focuses on providing software and technology services to municipal governments and the public sector as a whole. Several of our Internet software companies, including WebMD Health, also fared well. In IT services, Maximus, which provides technology solutions to national governments to help them provide health and human services to their populations, and technology research and consulting company Gartner extended last year’s outstanding share price performance. Semiconductor stocks were generally lackluster, although Cymer surged and we sold our position as Netherlands-based ASML Holdings completed its acquisition of the company in late May. We eliminated several other semiconductor holdings because we felt that their growth potential was limited given intense competition in the industry. Although a few of our communications equipment companies produced good returns, Aruba Networks fared poorly. The wireless local area network space has grown more competitive due to tech giant Cisco Systems’ recent improved focus and execution.

Our financials stocks produced good returns in the last six months. In the consumer finance industry, debt collector Portfolio Recovery Associates was one of the fund’s top contributors. The company reported excellent first-quarter financial results and announced a 3-for-1 stock split in June. World Acceptance, a provider of small and short-term loans, and ATM operator Cardtronics were less robust but still did well. Real estate management and development companies produced mostly mild gains, but Altisource Asset Management performed quite well. Capital markets companies Affiliated Managers Group and E*TRADE Financial were lifted by rising equity markets and increased trading activity. Our diversified financial services companies were little changed.

The energy sector, which is one of the smallest in the small-cap growth universe, produced relatively modest gains for the fund in the last six months. Our energy equipment and services companies generally appreciated in value, led by Core Laboratories, Oil States International, and Oceaneering International. Our oil, gas, and consumable fuels companies were little changed in aggregate, as strength in SemGroup, Oasis Petroleum, and SM Energy offset weakness in several other holdings.

Materials, another small sector, generally declined with commodity prices. However, our stock selection was mostly favorable, which helped the fund’s relative performance. Our top contributor in the entire portfolio was KapStone Paper & Packaging. Shares surged in June as investors expressed their approval of the company’s proposed acquisition of containerboard-maker Longview Fibre Paper & Packaging. In the chemicals industry, two of our specialty chemicals companies—Rockwood Holdings and W.R. Grace—did very well. The former was lifted by the U.S. economic recovery, plans to sell some of its business units, and a dividend increase; the latter benefited from favorable performance of its catalyst and construction products businesses, as well as hopes that the company’s proposed asbestos-liability settlement will be accepted within the next year or two. However, metals and mining companies Allied Nevada Gold and Royal Gold fell sharply with gold prices, and we eliminated them from the portfolio.

OUTLOOK

Four years into the recovery from the dismal 2008-2009 downturn, U.S. companies are making good profits and are cash-rich, helped by the Fed’s highly stimulative policies. In turn, rising stock prices, as well as rising home prices, increase household wealth and should provide an impetus to broader economic growth. We expect corporate earnings growth in the near term to be in line with an economy that is growing moderately.

Overseas, many European economies are growing slowly or are in recession, which is a headwind for companies with significant international sales. While the Japanese stock market has soared since last November—due to more aggressive stimulus efforts from the Bank of Japan—but surrendered some of its gains in the latter part of the second quarter, we expect the significantly weaker yen to benefit Japanese exporters. Future stock market gains will depend on the structural changes the government is expected to propose. China, which has been one of the drivers of global growth for the past decade, is growing at a slower rate. In addition, the government has been trying to reduce speculative excesses in the market. In the broader emerging markets universe, the pace of growth in some of the larger markets has decelerated from the high single-digit levels that have prevailed for many years, and expectations for a rapid pickup are low.

The investment landscape is constantly changing, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having neutral sector weights versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our long-term shareholders have in our investment management abilities.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

July 25, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate–current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Historical earnings growth rate (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Broker’s Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Maximus	0.9%
Middleby	0.9
Ultimate Software Group	0.9
Madison Square Garden	0.9
Gartner	0.9
Polaris Industries	0.9
Regeneron Pharmaceuticals	0.8
Sally Beauty Supply	0.8
Commvault Systems	0.8
Boston Beer	0.8
Wabtec	0.8
HSN	0.8
3D Systems	0.8
W.R. Grace	0.7
Tyler Technologies	0.7
Nordson	0.7
Monro Muffler Brake	0.7
Kirby	0.7
Portfolio Recovery Associates	0.7
DSW	0.7
Old Dominion Freight Line	0.7
TreeHouse Foods	0.7
Six Flags Entertainment	0.7
Rockwood Holdings	0.6
Lincoln Electric Holdings	0.6
Total	19.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/13

Best Contributors		Worst Contributors	
KapStone Paper & Packaging	5¢	Affymax**	-3¢
Portfolio Recovery Associates	4	Allied Nevada Gold**	-2
Regeneron Pharmaceuticals	4	SolarWinds	-2
Middleby	4	Infinity Pharmaceuticals*	-2
Shutterfly	4	Aruba Networks	-2
Sally Beauty Supply	4	Energy XXI Bermuda	-2
Monro Muffler Brake	4	Royal Gold**	-2
Madison Square Garden	4	Orthofix International	-2
Nu Skin Enterprises	4	Contango Oil & Gas	-1
iRobot	4	Fortinet	-1
Total	41¢	Total	-19¢

12 Months Ended 6/30/13

Best Contributors		Worst Contributors	
Regeneron Pharmaceuticals	11¢	TIBCO Software	-5¢
3D Systems	8	Contango Oil & Gas	-4
Middleby	7	HMS Holdings	-4
KapStone Paper & Packaging	7	Affymax***	-3
W.R. Grace	7	Ebix**	-3
Boston Beer	7	SolarWinds*	-3
Portfolio Recovery Associates	6	Allied Nevada Gold**	-3
Madison Square Garden	6	Fortinet	-3
Kirby	6	Infinity Pharmaceuticals*	-3
Maximus	6	Royal Gold**	-3
Total	71¢	Total	-34¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 17.44	$ 15.45	$ 15.82	$ 11.85	$ 8.59	$ 14.25
Investment activities						
Net investment income (loss)[1]	(0.03)	0.04	(0.13)	(0.10)	(0.07)[2]	(0.10)[2]
Net realized and unrealized gain (loss)	2.86	2.38	0.35	4.07	3.33	(5.10)
Total from investment activities	2.83	2.42	0.22	3.97	3.26	(5.20)
Distributions						
Net investment income	–	(0.03)	–	–	–	–
Net realized gain	–	(0.40)	(0.59)	–	–	(0.46)
Total distributions	–	(0.43)	(0.59)	–	–	(0.46)
NET ASSET VALUE						
End of period	**$ 20.27**	**$ 17.44**	**$ 15.45**	**$ 15.82**	**$ 11.85**	**$ 8.59**

Ratios/Supplemental Data

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return[3]	**16.23%**	**15.69%**	**1.54%**	**33.50%**	**37.98%[2]**	**(36.28)%[2]**
Ratio of total expenses to average net assets	0.81%[4]	0.91%	1.11%	1.25%	1.25%[2]	1.25%[2]
Ratio of net investment income (loss) to average net assets	(0.32)%[4]	0.22%	(0.78)%	(0.74)%	(0.68)%[2]	(0.84)%[2]
Portfolio turnover rate	5.5%	15.4%	16.9%	18.5%	27.7%	30.2%
Net assets, end of period (in thousands)	$ 549,432	$ 395,615	$ 188,947	$ 134,178	$ 78,603	$ 56,123

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 19.0%		
Auto Components 0.8%		
Dana Holding	63,700	1,227
Tenneco (1)	46,200	2,092
TRW (1)	15,000	996
		4,315
Distributors 0.9%		
LKQ Corporation (1)	72,800	1,874
Pool	60,900	3,192
		5,066
Diversified Consumer Services 1.0%		
American Public Education (1)(2)	33,400	1,241
Ascent Capital Group (1)	26,300	2,053
Sotheby's	23,571	894
Steiner Leisure (1)	11,500	608
Weight Watchers (2)	13,241	609
		5,405
Hotels, Restaurants & Leisure 2.9%		
Choice Hotels International (2)	46,600	1,850
Denny's (1)	351,819	1,977
Panera Bread, Class A (1)	16,600	3,087
Red Robin Gourmet Burgers (1)	33,900	1,871
Six Flags Entertainment	102,700	3,611
The Cheesecake Factory	33,600	1,407
Vail Resorts	32,600	2,005
		15,808
Household Durables 0.9%		
iRobot (1)	45,100	1,794
NACCO Industries	7,500	429

Tempur Sealy International (1)	57,100	2,507
		4,730
Internet & Catalog Retail 1.8%		
HSN	78,000	4,190
Liberty Ventures (1)	33,800	2,873
Shutterfly (1)	50,200	2,801
		9,864
Leisure Equipment & Products 1.4%		
Brunswick	89,500	2,860
Polaris Industries	49,200	4,674
		7,534
Media 2.0%		
Digital Generation (1)(2)	45,000	332
John Wiley & Sons	14,900	597
Liberty Media (1)	9,650	1,223
Live Nation Entertainment (1)	134,000	2,077
Madison Square Garden (1)	79,500	4,710
Sirius XM Radio (2)	283,500	950
Starz (1)	54,150	1,197
		11,086
Multiline Retail 0.2%		
Big Lots (1)	35,800	1,129
		1,129
Specialty Retail 5.1%		
Aaron's	66,259	1,856
Aeropostale (1)	52,250	721
Ascena Retail Group (1)	142,000	2,478
Buckle (2)	35,600	1,852
Chico's	124,100	2,117
DSW, Class A	52,500	3,857
Guess	21,800	676

Hibbett Sports (1)(2)	32,300	1,793
Monro Muffler Brake (2)	83,530	4,014
Sally Beauty Supply (1)	144,600	4,497
The Children's Place (1)	23,800	1,304
TSC	27,000	3,176
		28,341
Textiles, Apparel & Luxury Goods 2.0%		
Deckers Outdoor (1)(2)	27,000	1,363
Fossil (1)	15,575	1,609
Hanesbrands	65,400	3,363
Iconix Brand Group (1)	54,500	1,603
PVH	26,453	3,308
		11,246
Total Consumer Discretionary		104,524
CONSUMER STAPLES 3.9%		
Beverages 0.8%		
Boston Beer, Class A (1)(2)	26,000	4,437
		4,437
Food & Staples Retailing 0.6%		
Susser Holdings (1)	59,500	2,849
		2,849
Food Products 1.3%		
Dean Foods (1)	31,000	311
J & J Snack Foods	39,081	3,040
TreeHouse Foods (1)	57,600	3,775
		7,126
Personal Products 1.2%		
Herbalife (2)	32,700	1,476
Nu Skin Enterprises, Class A	42,300	2,585

Prestige Brands (1)	88,900	2,591
		6,652
Total Consumer Staples		21,064

ENERGY 5.6%

Energy Equipment & Services 2.6%

Atwood Oceanics (1)	39,800	2,072
Core Laboratories	17,200	2,608
Dawson Geophysical (1)	5,400	199
Dril-Quip (1)	25,500	2,302
Gulf Island Fabrication	15,000	287
ION Geophysical (1)	58,600	353
Oceaneering International	32,500	2,346
Oil States International (1)	30,600	2,835
Superior Energy (1)	26,184	679
Tesco (1)	24,500	325
Unit (1)	13,400	571
		14,577

Oil, Gas & Consumable Fuels 3.0%

Bill Barrett (1)(2)	31,500	637
Clayton Williams Energy (1)	25,300	1,101
Contango Oil & Gas	42,900	1,448
Delek US Holdings	31,000	892
Energy XXI Bermuda	48,200	1,069
Gran Tierra Energy (1)	178,500	1,073
Halcon Resources (1)(2)	111,400	632
Northern Oil & Gas (1)	38,700	516
Oasis Petroleum (1)	51,100	1,986
Rosetta Resources (1)	49,400	2,101
SemGroup	47,700	2,569

SM Energy	38,000	2,279
		16,303
Total Energy		30,880
FINANCIALS 8.2%		
Capital Markets 1.7%		
Affiliated Managers Group (1)	18,400	3,016
Cohen & Steers (2)	5,700	194
E*TRADE Financial (1)	96,427	1,221
Virtus Investment Partners (1)	13,000	2,292
Waddell & Reed Financial, Class A	61,800	2,688
		9,411
Commercial Banks 1.3%		
Signature Bank (1)	34,300	2,847
SVB Financial Group (1)	26,100	2,175
Texas Capital Bancshares (1)	44,300	1,965
		6,987
Consumer Finance 1.5%		
Cardtronics (1)	84,000	2,318
Portfolio Recovery Associates (1)	25,300	3,887
World Acceptance (1)(2)	25,300	2,200
		8,405
Diversified Financial Services 0.4%		
CBOE Holdings	14,100	658
MSCI, Class A (1)	12,848	427
Newstar Financial (1)	68,100	907
		1,992
Insurance 0.3%		
AmTrust Financial Services (2)	47,140	1,683
		1,683

Real Estate Investment Trusts 0.9%		
DuPont Fabros Technology, REIT (2)	29,700	717
Sabra Health Care REIT, REIT	47,666	1,244
Strategic Hotels & Resorts, REIT (1)	106,400	943
Taubman Centers, REIT	28,500	2,142
		5,046
Real Estate Management & Development 1.5%		
Altisource Asset Management (1)(2)	3,480	940
Altisource Portfolio Solutions (1)	32,500	3,058
Altisource Residential, Class B (1)(2)	19,466	325
Forest City Enterprises, Class A (1)	105,700	1,893
Jones Lang LaSalle	13,500	1,230
Kennedy-Wilson Holdings	61,300	1,020
		8,466
Thrifts & Mortgage Finance 0.6%		
MGIC Investment (1)	136,400	828
Ocwen Financial (1)	33,500	1,381
Radian (2)	86,100	1,000
		3,209
Total Financials		45,199
HEALTH CARE 18.3%		
Biotechnology 7.2%		
Acorda Therapeutics (1)	25,700	848
Alkermes (1)	92,800	2,662
Alnylam Pharmaceuticals (1)	30,400	943
AMAG Pharmaceuticals (1)	23,100	514
Ariad Pharmaceuticals (1)	97,600	1,707
BioMarin Pharmaceutical (1)	53,100	2,962
Cepheid (1)	51,530	1,774
Cubist Pharmaceuticals (1)	60,500	2,922
Exelixis (1)(2)	150,100	681

Idenix Pharmaceuticals (1)(2)	77,000	278
Incyte (1)(2)	133,588	2,939
Infinity Pharmaceuticals (1)	29,000	471
InterMune (1)	45,300	436
Lexicon Pharmaceuticals (1)	56,200	122
Medivation (1)	42,300	2,081
NPS Pharmaceuticals (1)	55,600	840
ONYX Pharmaceuticals (1)	35,100	3,047
Pharmacyclics (1)	39,300	3,123
Puma Biotechnology (1)	14,300	634
Regeneron Pharmaceuticals (1)	20,600	4,633
Rigel Pharmaceuticals (1)	39,900	133
Seattle Genetics (1)(2)	56,100	1,765
Theravance (1)(2)	46,400	1,788
United Therapeutics (1)	31,700	2,086
		39,389
Health Care Equipment & Supplies 3.0%		
ArthroCare (1)	38,500	1,329
Cooper Companies	24,500	2,917
Edwards Lifesciences (1)	5,200	350
HeartWare International (1)(2)	11,000	1,046
ICU Medical (1)	16,900	1,218
IDEXX Laboratories (1)	27,600	2,478
Masimo	27,400	581
Meridian Bioscience (2)	18,150	390
Orthofix International (1)	31,968	860
Sirona Dental Systems (1)	51,400	3,386
Thoratec (1)	36,000	1,127
Volcano (1)	40,100	727
		16,409
Health Care Providers & Services 3.7%		
Air Methods	64,000	2,168
Bio-Reference Labs (1)(2)	37,600	1,081

Catamaran (1)	26,688	1,300
Centene (1)	40,100	2,104
Chemed (2)	15,400	1,115
CorVel (1)	36,966	1,082
HealthSouth (1)	60,300	1,737
MEDNAX (1)	29,100	2,665
MWI Veterinary Supply (1)	19,400	2,391
PharMerica (1)	8,200	114
Team Health Holdings (1)	70,000	2,875
WellCare Health Plans (1)	29,800	1,655
		20,287
Health Care Technology 0.3%		
HMS Holdings (1)	76,500	1,782
		1,782
Life Sciences Tools & Services 1.3%		
Bio-Rad Laboratories, Class A (1)	12,700	1,425
Bruker (1)	65,500	1,058
Illumina (1)(2)	16,600	1,242
Mettler-Toledo International (1)	6,500	1,308
Parexel International (1)	48,100	2,210
		7,243
Pharmaceuticals 2.8%		
Aegerion Pharmaceuticals (1)	17,400	1,102
Akorn (1)	74,800	1,011
Auxilium Pharmaceuticals (1)	27,000	449
AVANIR Pharmaceuticals (1)(2)	149,300	687
Cadence Pharmaceuticals (1)	37,900	258
Jazz Pharmaceuticals (1)	36,400	2,502
Medicines Company (1)	73,800	2,270
Nektar Therapeutics (1)	48,100	556
Questcor Pharmaceuticals (2)	39,600	1,800
Salix Pharmaceuticals (1)	38,900	2,573
ViroPharma (1)	64,500	1,848

XenoPort (1)	36,900	183
		15,239
Total Health Care		100,349
INDUSTRIALS & BUSINESS SERVICES 17.6%		
Aerospace & Defense 2.9%		
Esterline Technologies (1)	26,100	1,887
GenCorp (1)(2)	76,500	1,244
HEICO, Class A	52,541	1,939
Hexcel (1)	55,700	1,896
Teledyne Technologies (1)	35,500	2,746
Transdigm Group	20,800	3,261
Triumph Group	34,400	2,723
		15,696
Air Freight & Logistics 0.2%		
Hub Group, Class A (1)	23,300	849
		849
Airlines 0.2%		
Allegiant Travel	12,000	1,272
		1,272
Commercial Services & Supplies 2.1%		
Brinks Company	4,800	122
Clean Harbors (1)	49,000	2,476
Healthcare Services	69,500	1,704
Rollins	63,350	1,641
Team (1)	36,300	1,374
US Ecology	37,500	1,029
Waste Connections	76,275	3,138
		11,484
Electrical Equipment 0.8%		
Acuity Brands	43,700	3,300

II-VI (1)	53,200	865
		4,165
Machinery 6.8%		
Actuant, Class A	67,700	2,232
Chart Industries (1)	22,300	2,098
Graco	37,100	2,345
Hyster-Yale Materials Handling	20,600	1,293
IDEX	36,400	1,959
John Bean Technologies	30,700	645
Lincoln Electric Holdings	61,100	3,499
Middleby (1)	29,800	5,069
Nordson	58,600	4,061
Standex International	18,400	971
Sun Hydraulics	32,000	1,001
Toro	73,500	3,338
Valmont Industries	24,400	3,491
Wabtec	81,600	4,360
Woodward	31,600	1,264
		37,626
Marine 0.7%		
Kirby (1)	50,200	3,993
		3,993
Professional Services 1.2%		
Advisory Board (1)	54,400	2,973
Exponent	20,904	1,236
Huron Consulting Group (1)	42,438	1,962
RPX (1)	37,500	630
		6,801
Road & Rail 1.8%		
AMERCO	11,300	1,829
Avis Budget Group (1)	75,500	2,171
Landstar System	36,400	1,875

Old Dominion Freight Line (1)	91,400	3,804
		9,679
Trading Companies & Distributors 0.9%		
Beacon Roofing Supply (1)	62,300	2,360
United Rentals (1)	55,598	2,775
		5,135
Total Industrials & Business Services		96,700
INFORMATION TECHNOLOGY 21.8%		
Communications Equipment 1.6%		
ADTRAN (2)	71,400	1,757
Aruba Networks (1)	104,600	1,607
JDS Uniphase (1)	133,400	1,918
Plantronics	51,800	2,275
Polycom (1)	67,084	707
Riverbed Technology (1)	35,083	546
		8,810
Computers & Peripherals 1.4%		
3-D Systems (1)(2)	94,600	4,153
Stratasys (1)(2)	12,500	1,047
Synaptics (1)	59,900	2,309
		7,509
Electronic Equipment, Instruments & Components 1.5%		
Anixter International (1)	39,200	2,972
Coherent	37,800	2,082
FEI	23,900	1,744
Itron (1)	17,500	742
Trimble Navigation (1)	22,900	596
		8,136
Internet Software & Services 2.2%		
Cornerstone OnDemand (1)	65,100	2,818

j2 Global (2)	39,900	1,696
MercadoLibre (2)	28,300	3,050
Perficient (1)	45,400	606
Sohu.com (1)(2)	6,800	419
ValueClick (1)	75,200	1,856
WebMD Health (1)	49,412	1,451
		11,896
IT Services 4.1%		
CoreLogic (1)	68,000	1,576
Gartner (1)	82,400	4,696
Genpact	34,312	660
Heartland Payment Systems (2)	86,855	3,235
Jack Henry & Associates	52,000	2,451
Maximus	68,300	5,087
TeleTech Holdings (1)	26,200	614
Unisys (1)	46,940	1,036
VeriFone Systems (1)	20,100	338
WEX (1)	36,800	2,822
		22,515
Semiconductor & Semiconductor Equipment 2.9%		
Amkor Technology (1)(2)	64,600	272
Atmel (1)	73,600	541
Cabot Microelectronics (1)	17,600	581
Cavium (1)	67,200	2,377
Cypress Semiconductor (2)	93,800	1,006
Diodes (1)	57,300	1,488
Hittite Microwave (1)	37,300	2,163
Magnachip Semiconductor (1)	28,600	523
Microsemi (1)	69,500	1,581
Semtech (1)	49,700	1,741
Silicon Laboratories (1)	20,600	853
Teradyne (1)(2)	93,000	1,634
Ultratech (1)	16,300	599

Veeco (1)(2)	24,100	854
		16,213
Software 8.1%		
Actuate (1)	49,700	330
Ansys (1)	14,943	1,092
Aspen Technology (1)	98,500	2,836
Commvault Systems (1)	58,700	4,455
Computer Modelling (CAD)	52,200	1,151
Concur Technologies (1)(2)	36,000	2,930
FactSet Research Systems (2)	25,700	2,620
Fortinet (1)	89,600	1,568
Informatica (1)	65,700	2,298
MICROS Systems (1)(2)	52,100	2,248
Monotype Imaging Holdings	44,615	1,134
NetScout Systems (1)	76,500	1,785
Progress Software (1)	27,450	632
PTC (1)	77,900	1,911
RealD (1)(2)	23,900	332
Rovi (1)	30,000	685
SolarWinds (1)	42,100	1,634
Solera Holdings	16,100	896
Sourcefire (1)	45,500	2,528
TIBCO Software (1)	117,900	2,523
Tyler Technologies (1)	59,800	4,099
Ultimate Software Group (1)	41,900	4,914
		44,601
Total Information Technology		119,680
MATERIALS 4.0%		
Chemicals 2.5%		
Koppers	15,300	584
NewMarket	12,300	3,229
Rockwood Holdings	54,900	3,515

Stepan	40,038	2,227
W. R. Grace (1)	48,900	4,110
		13,665
Containers & Packaging 0.5%		
Graphic Packaging Holding (1)	115,300	892
Rock Tenn, Class A	15,900	1,588
		2,480
Metals & Mining 0.4%		
Compass Minerals	17,500	1,479
Stillwater Mining (1)(2)	79,100	850
		2,329
Paper & Forest Products 0.6%		
Clearwater Paper (1)	17,800	838
Kapstone Paper & Packaging	67,300	2,704
		3,542
Total Materials		22,016
TELECOMMUNICATION SERVICES 1.0%		
Diversified Telecommunication Services 0.7%		
Premiere Global Services (1)	42,000	507
TW Telecom (1)	123,600	3,478
		3,985
Wireless Telecommunication Services 0.3%		
SBA Communications (1)	18,600	1,379
		1,379
Total Telecommunication Services		5,364
Total Common Stocks (Cost $425,264)		545,776

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (783)	$ 574
Net realized gain	32	7,800
Change in net unrealized gain / loss	69,036	23,616
Increase in net assets from operations	68,285	31,990
Distributions to shareholders		
Net investment income	–	(672)
Net realized gain	–	(8,792)
Decrease in net assets from distributions	–	(9,464)
Capital share transactions*		
Shares sold	150,179	253,561
Distributions reinvested	–	6,310
Shares redeemed	(64,703)	(75,767)
Redemption fees received	56	38
Increase in net assets from capital share transactions	85,532	184,142
Net Assets		
Increase during period	153,817	206,668
Beginning of period	395,615	188,947
End of period	**$ 549,432**	**$ 395,615**
Undistributed (accumulated) net investment income (loss)	(783)	–
*Share information		
Shares sold	7,762	14,516
Distributions reinvested	–	370
Shares redeemed	(3,338)	(4,439)
Increase in shares outstanding	4,424	10,447

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $31,480,000; the value of cash collateral and related investments was $32,352,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $110,228,000 and $26,595,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2012, the fund had $342,000 of available capital loss carryforwards.

At June 30, 2013, the cost of investments for federal income tax purposes was $463,152,000. Net unrealized gain aggregated $120,092,000 at period-end, of which $132,858,000 related to appreciated investments and $12,766,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $48,000 for Price Associates; $141,000 for T. Rowe Price Services, Inc.; and $13,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013